EXHIBIT 32.2

CERTIFICATION PURSUANT to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the quarterly report on Form 10-Q of Fuel Performance Solutions, Inc. (the “Company”) for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Stuart D. Beath, the Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2014	By:	/s/ Stuart D. Beath
Stuart D. Beath
Chief Financial Officer